GREAT PLAINS ENERGY INCORPORATED AND SUBSIDIARIES
Organization Chart as of 10/31/2001


Great Plains Energy Incorporated
100% common
100% common
100% common
Great Plains Power Incorporated
Kansas City Power & Light Company
KLT Inc.
See separate sheets for subsidiaries
100% Class B Common
100% common
100% common
Wolf Creek Nuclear Operating Corporation
Home Service Solutions Inc.
Kansas City Power & Light Receivables Company
See separate sheet for subsidiaries
Legend
Corporation
Corporation in Consolidated Group
Limited Liability Company

GREAT PLAINS ENERGY INCORPORATED AND SUBSIDIARIES
Organization Chart as of 10/31/2001


KLT Inc.
100%
common
KLT
Investments Inc.
100%
common
KLT
Investments II Inc.
100%
common
KLT
Energy Services Inc
100%
common
KLT Gas Inc.
100%
common
KLT
Telecom Inc..
100%
(no stock
issued)
Energetechs,
Inc.
See separate sheets for
KLT Energy Services,
KLT Gas and KLT
Telecom investments

GREAT PLAINS ENERGY INCORPORATED AND SUBSIDIARIES

Organization Chart as of 10/31/2001


KLT Inc.
100%
common
KLT Gas Inc.
100%
common
FAR Gas Acquisitions
Corporation
87.5%
limited liability
company interest
Forest City
Gathering, LLC
50%
limited liability
company interest
100%
limited liability
company interest
100%
common
100%
limited liability
company interest
Patrick KLT
Gas, LLC
Apache
Canyon Gas, L.L.C.
KLT Gas
Operating
Company
Forest City,
LLC

GREAT PLAINS ENERGY INCORPORATED AND SUBSIDIARIES
Organization Chart as of 10/31/2001



KLT Inc.
100% common
KLT Telecom Inc.
(a)
Telemetry Solutions, L.L.C.
(a)
globalutility-exchange.com, LLC
(a)
Copier Solutions, LLC
(d)
DTI Holdings, Inc.
(b)
Digital Teleport, Inc.
(a)
Digital Teleport Nationwide LLC
(b)
Digital Teleport of Virginia, Inc.
(a)
Municipal Solutions, LLC
(c)
eChannel, Inc.
(b)
Advanced Measurement Solutions, Inc.

(a) 100% limited liability company interest
(b) 100% common stock
(c) 60% Series A Preferred Stock; 100% Series B Preferred Stock (latest available information)
(d) 100% Series A Preferred Stock; 67% common; 88.4% warrants

GREAT PLAINS ENERGY INCORPORATED AND SUBSIDIARIES

Organization Chart as of 10/31/2001


KLT Inc.
100% common
KLT Energy Services Inc.
47.16% Series CE Economic Interest
47.16% Series CE Voting Interest
82.75% Series SEL Economic Interest
82.75% Series SEL Voting Interest
11% Series CEL Preferred Economic Interest
11% Series CEL Preferred Voting Interest
Custom Energy Holdings, L.L.C.
100% limited liability company interest
Strategic Energy, L.L.C.

GREAT PLAINS ENERGY INCORPORATED AND SUBSIDIARIES
Organization Chart as of 10/31/2001

Home Service Solutions Inc.

- 100% common → **Worry Free Service, Inc.**
- 44.9% common, 100% Series A preferred stock, 100% Series B preferred stock → **R.S. Andrews Enterprises, Inc.**
  - All 100% owned subsidiaries (common stock):
    - RSA Services Termite & Pest Control, Inc.
    - Premier Service Systems, Inc.
    - R.S. Andrews Enterprises of Alabama, Inc.
    - R.S. Andrews Enterprises of Charleston, Inc.
    - R. S. Andrews Enterprises of Columbus, Inc.
    - R.S. Andrews of Orlando, Inc.
    - R.S. Andrews Enterprises of Kansas, Inc.
    - R.S.Andrews Enterprises of South Carolina, Inc.
    - R.S. Andrews of Chattanooga, Inc.
    - R.S. Andrews of Fairfax, Inc.
    - R.S.Andrews of Florida, Inc.
    - R.S. Andrews of Maryland, Inc.
    - R.S. Andrews of Palm Beach, Inc.
    - R.S. Andrews Services, Inc.
    - R.S.Andrews of Stuart II, Inc.
    - R.S. Andrews of Tidewater, Inc.
    - R.S. Andrews Showcase of Atlanta, Inc.
    - R.S. Andrews of Vero Beach, Inc.
    - R.S. Andrews Home Warranty of Texas, Inc.
    - R.S. Andrews Home Warranty of Florida, Inc.
    - R.S. Andrews of Dallas, Inc.
    - RSA Services of Florida, Inc.
    - R.S. Andrews of Sacramento, Inc.
    - R.S. Andrews of Grapevine, Inc.
    - R.S. Andrews of Grand Prairie, Inc.
    - R.S. Andrews of DeSoto, Inc.
    - R.S. Andrews Enterprises of Tennessee, Inc.
    - R.S. Andrews of Virginia, Inc.
    - R.S. Andrews of Topeka, Inc.
    - R.S. Andrews of Jonesboro, Inc.
    - R.S. Andrews of Wilmington, Inc.
    - R.S. Andrews of Stuart I, Inc.